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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



                      Date of Report: March 27, 1998



                             SUN COMPANY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

       Pennsylvania            1-6841                  23-1743282
       ------------            ------                  ----------
       (State or other         (Commission             (IRS employer
        jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
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       (Registrant's telephone number, including area code)

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Item 5.   Other Events.
          -------------

     On March 27, 1998, Sun Company, Inc. issued a press release announcing that it has signed a letter of intent to acquire AlliedSignal Inc.'s Phenol Facility in Philadelphia and related working capital. A copy of such press release is attached hereto as Exhibit 99.1. The purchase price for the transaction will be approximately $185 million to be paid in installments over four years.



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------------------------------------------------------

     (c)  Exhibits
          --------

          99.1 Sun Company, Inc. Press Release dated March 27, 1998.
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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUN COMPANY, INC.



BY   s/ THOMAS W. HOFMANN
     --------------------
     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE March 27, 1998